FIXED RATE NOTE


$2,250,000.00                                                 October 30, 1997


         FOR VALUE RECEIVED NHTC REAL ESTATE, INC., a Florida corporation (hereinafter referred to as "Maker"), promises to pay to the order of BANC ONE MORTGAGE CAPITAL MARKETS, LLC, a Delaware limited liability company, its successors and assigns (hereinafter referred to as "Payee"), at the office of Payee or its agent, designee, or assignee at 3030 South Gessner, Suite 280, Houston, Texas 77063, Attn: Loan Servicing, or at such place as Payee or its agent, designee, or assignee may from time to time designate in writing, the principal sum of TWO MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($2,250,000.00), in lawful money of the United States of America, with interest thereon to be computed on the unpaid principal balance from time to time outstanding at the Applicable Interest Rate (hereinafter defined) at all times prior to the occurrence of an Event of Default (as defined in the Mortgage [hereinafter defined]).

                        ARTICLE I - TERMS AND CONDITIONS

         1.1 Payment of Principal and Interest. Principal and accrued interest hereunder shall be payable in installments as follows:

         (a) A payment of interest only on the date hereof for the period from the date hereof through October 30, 1997, both inclusive;

         (b) A constant payment of $17,725.10, on the first day of December, 1997 and on the first day of each calendar month thereafter up to and including the first day of October, 2007;

and the unpaid balance of said principal sum, together with accrued and unpaid interest and any other amounts due under this Note shall be due and payable on the first day of November, 2007 or upon earlier maturity hereof whether by acceleration or otherwise (the "Maturity Date").

         1.2 Computation of Interest. Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year and shall be payable on the actual days elapsed for any month in which interest is being calculated, except that in any event interest calculated with reference to the maximum rate permitted by applicable law shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on a year of 365/366 days (as applicable). In computing the number of days during which such interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close

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of business.

         1.3 Application of Payments. Payments under this Note shall be applied first, to the payment of interest and other costs and charges due in connection with this Note or the Debt (as hereinafter defined), in such order as Payee may determine in its sole discretion, and the balance shall be applied toward the reduction of the principal sum. All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

         1.4 Applicable Interest Rate. The term "Applicable Interest Rate means from the date of this Note through and including the Maturity Date, a rate of Eight and 24/100 percent (8.24%) per annum.

         1.5 Security; Loan Documents. This Note is evidenced and/or secured by, and Payee is entitled to the benefits of, the Mortgage, the Assignment, the Environmental Agreement, and the other Loan Documents (hereinafter defined). The term "Mortgage" means the Mortgage and Security Agreement dated the date hereof given by Maker for the use and benefit of Payee covering the estate of Maker in certain premises as more particularly described therein (the "Mortgaged Property"). The term "Assignment" means the Assignment of Leases and Rents of even date herewith executed by Maker in favor of Payee. The term "Environmental Agreement" means the Environmental Liabilities Agreement of even date herewith executed by Maker in favor of Payee. The term "Loan Documents" refers collectively to this Note, the Mortgage, the Assignment, the Environmental Agreement and any and all other documents executed in connection with this Note or now or hereafter executed by Maker and/or others and by or in favor of Payee, which evidence the obligations of Maker in connection with this loan being made to Maker or which wholly or partially secure or guarantee payment of this Note or pertain to the indebtedness evidenced by this Note (as same may be amended, renewed or restated from time to time).

         1.6 Late Charges. If any installment payable under this Note (including the final installment due on the Maturity Date) is not received by Payee within ten (10) days after the date on which it is due (without regard to any applicable cure and/or notice period), Maker shall pay to Payee upon demand an amount equal to the lesser of (a) five percent (5%) of such unpaid sum or (b) the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment, and such amount shall be secured by the Loan Documents.

         1.7 Event of Default. So long as an Event of Default exists, Payee may, at its option, without notice or demand to Maker, accelerate the maturity of this Note and the obligations of Maker under the Loan Documents, and declare the Debt immediately due and payable. All remedies hereunder, under the Loan Documents and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security for the Debt or to defend against any claims asserted by Maker arising from or related to the

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Loan  Documents,  Maker  also  agrees  to pay to Payee on  demand  all  costs of collection or defense incurred by Payee, including reasonable attorneys' and paralegals' fees and expenses for the services of counsel whether or not suit be brought, and including without limitation, all attorneys' fees and costs incurred at all trial and appellate levels, in any bankruptcy proceeding, or otherwise. The term "Debt" means, collectively, (i) the unpaid principal balance of and the accrued but unpaid interest on this Note, (ii) all other sums due, payable or reimbursable to Payee under the Loan Documents (including, without limitation, sums due or payable by Maker for deposit into the Tax and Insurance Escrow Fund [as defined in the Mortgage], the Replacement Escrow Fund [as defined in the Mortgage], and any other escrows established or required under the Loan Documents), and (iii) any and all other liabilities and obligations of Maker under this Note or the other Loan Documents.

         1.8 Default Rate. Upon the occurrence of an Event of Default Maker shall pay interest on the entire unpaid principal sum and any other amounts due under the Loan Documents at the rate equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) the greater of (i) three percent (3%) above the Applicable Interest Rate or (ii) four percent (4%) above the Prime Rate (hereinafter defined), in effect at the time of the occurrence of the Event of Default (the "Default Rate"). The term "Prime Rate" means the annual rate of interest publicly announced by Citibank, N.A. in New York, New York, as its base rate, as such rate shall change from time to time. If Citibank, N.A. ceases to announce a base rate, Prime Rate shall mean the rate of interest published in the Money Rates section of The Wall Street Journal. If more than one Prime Rate is published in The Wall Street Journal for a day, the average of the Prime Rates shall be used, and such average shall be rounded up to the nearest one-quarter of one percent (0.25%). In the event that The Wall Street Journal should cease or temporarily interrupt publication, the term "Prime Rate" shall mean the daily average prime rate published in another business newspaper, or business section of a newspaper, of national standing and general circulation chosen by Payee. In the event that a prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Payee shall select a comparable interest rate index which is readily available and verifiable to Maker but is beyond Payee's control. The Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of a sum of money determined by Payee to be sufficient to cure the Event of Default. Amounts of interest accrued at the Default Rate shall constitute a portion of the Debt, and shall be deemed secured by the Loan Documents. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

         1.9 Prepayment. The principal balance of this Note may not be prepaid in whole or in part (except with respect to the application of casualty or condemnation proceeds) prior to the third (3rd) Loan Year (as hereinafter defined). During the third (3rd) Loan Year or at anytime thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Payee (the "Prepayment Notice") specifying the scheduled payment date on which prepayment is

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to be made (the "Prepayment  Date") and upon payment of (a) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date together with a payment of all interest which would have accrued on the principal balance of this Note to and including the first day of the calendar month immediately following the Prepayment Date, if such prepayment occurs on a date which is not the first day of a calendar month (the "Shortfall Interest Payment"), (b) all other sums then due under this Note and the other Loan Documents, and (c) if the Prepayment Date occurs prior to the date which is six months prior to the Maturity Date payment of a prepayment consideration (the "Prepayment Consideration") in an amount equal to the greater of: (A) one (1%) percent of the principal amount of this Note being prepaid; and (B) the present
value  of  a  series  of  payments  each  equal  to  the  Payment   Differential
(hereinafter defined) and payable on each monthly payment date over the remaining original term of this Note and on the Maturity Date discounted at the Reinvestment Yield (hereinafter defined) for the number of months remaining from the Prepayment Date to each such monthly payment date and the Maturity Date. The term "Reinvestment Yield" as used herein shall be equal to the lesser of (a) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Maturity Date, or (b) the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the Debt, with each such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is 14 days prior to the Prepayment Date set forth in the Prepayment Notice (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The term "Payment Differential" as used herein shall be equal to (x) the Applicable Interest Rate minus the Reinvestment Yield, divided by (y) 12 and multiplied by (z) the principal sum outstanding after application of the Constant Monthly Payment due on such Prepayment Date, provided that the Payment Differential shall in no event be less than zero. In no event, however, shall Payee be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise. Payee shall notify Maker of the amount and the basis of determination of the required Prepayment Consideration. If a Prepayment Notice is given by Maker to Payee pursuant to this Section 1.9, the principal balance of this Note and the other sums required under this Article shall be due and payable on the Prepayment Date. Payee shall notify Maker of the amount and the basis of determination of the required prepayment consideration. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the Prepayment Date. Payee shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith. Notwithstanding the foregoing, Maker shall have the additional privilege to prepay the entire principal balance of this Note (together with any other sums constituting the Debt) on any scheduled payment date during the six (6) months preceding the Maturity Date without any fee or consideration for such privilege. In the event of any permitted partial prepayment of the principal balance of this Note, the amount of principal prepaid (but not including any Prepayment Consideration or interest) shall be applied to the principal last due under this Note and shall not release Maker from the obligation to pay the Constant Monthly Payments next becoming due under this Note and the Constant Monthly Payment shall not be adjusted or recalculated as a result of such partial prepayment. The term "Loan Year" for purposes

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of this paragraph  means each complete  365-day period (366 days in a leap year)
after the first scheduled payment date set forth in Section 1.1 of this Note.

         If following the occurrence of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of the Mortgaged Property, either through foreclosure or the exercise of the other remedies available to Payee under the Mortgage, such tender by Maker shall be deemed to be a voluntary prepayment under this Note in the amount tendered. If at the time of such tender, prepayment of the principal balance of this Note is not permitted, Maker shall, in addition to the entire Debt, also pay to Payee a sum equal to interest which would have accrued on the principal balance of this Note at the Applicable Interest Rate in effect on the date which is five
(5) days prior to the date of prepayment, from the date of such tender to the first day of the period during which prepayment of the principal balance of this Note would have been permitted, together with a prepayment consideration equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender, prepayment of the principal balance of this Note is permitted, Maker shall, in addition to the entire Debt, also pay to Payee the applicable prepayment consideration specified in this Note. If the prepayment results from the application to the Debt of the casualty or condemnation proceeds from the Mortgaged Property, no prepayment consideration will be imposed. Partial prepayments of principal resulting from the application of casualty or insurance proceeds to the Debt shall not change the amounts of subsequent monthly installments nor change the dates on which such installments are due, unless Payee shall otherwise agree in writing.

         1.10 Waivers. Except as specifically provided in the Loan Documents, Maker and any endorsers, sureties or indemnitors hereof jointly and severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest and notice of protest and non-payment, all applicable exemption rights, valuation and appraisement, notice of demand, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note and the bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and collateral securing payment hereof. Maker and any surety, endorser or indemnitor hereof agree (i) that the time for any payments hereunder may be extended from time to time without notice and consent, (ii) to the acceptance of further collateral, (iii) the release of any existing collateral for the payment of this Note, (iv) to any and all renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and/or (v) that additional makers, endorsers, indemnitors or sureties may become parties hereto all without notice to them and without in any manner affecting their liability under or with respect to this Note. No extension of time for the payment of this Note or any installment hereof shall affect the liability of Maker under this Note or any endorser or indemnitor hereof even though the Maker or such endorser or indemnitor is not a party to such agreement.

         Failure of Payee to exercise any of the options granted herein to Payee upon the happening of one or more of the events giving rise to such options shall not constitute a waiver of the right to

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exercise the same or any other option at any  subsequent  time in respect to the same or any other event. The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Payee at that time or at any subsequent time or nullify any prior exercise of any such option without the express written acknowledgment of the Payee.

         1.11 Recourse Liability Limitation. Notwithstanding anything in the Loan Documents to the contrary, but subject to the qualifications below, Payee and Maker agree that:

         (A) Maker shall be liable upon the Debt and for the other obligations arising under the Loan Documents to the full extent (but only to the extent) of the security therefor, the same being all properties (whether real or personal), rights, estates and interests now or at any time hereafter securing the payment of the Debt and/or the other obligations of Maker under the Loan Documents (collectively with the Mortgaged Property, the "Security Property");

         (B) If a default occurs in the timely and proper payment of all or any part of the Debt or in the timely and proper performance of the other obligations of Maker under the Loan Documents, any judicial proceedings brought by Payee against Maker shall be limited to the preservation, enforcement and foreclosure, or any thereof, of the liens, security titles, estates, assignments, rights and security interests now or at any time hereafter securing the payment of the Debt and/or the other obligations of Maker under the Loan Documents, and no attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Maker other than the Security Property, except with respect to the liability described below in this section; and

         (C) In the event of a foreclosure of such liens, security titles, estates, assignments, rights or security interests securing the payment of the Debt and/or the other obligations of Maker under the Loan Documents, no judgment for any deficiency upon the Debt shall be sought or obtained by Payee against Maker, except with respect to the liability described below in this section (C); provided that, notwithstanding the foregoing provisions of this section, nothing contained therein shall in any manner or way release, affect or impair the right of Payee to recover, and Maker shall be fully and personally liable and subject to legal action for, any loss, cost, or expense, damage, claim or other obligation (including without limitation reasonable attorneys' fees and court costs) incurred or suffered by Payee arising out of or in connection with the following: (i) for proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property, to the full extent of such proceeds not previously delivered to Payee, but which, under the terms of the Loan Documents, should have been delivered to Payee, (ii) for proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Payee, but which, under the terms of the Loan Documents, should have been delivered to Payee, (iii) for all tenant security deposits or other refundable deposits paid to or held by Maker or any other person or entity in connection with leases of all or any portion of

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the Security  Property which are not applied in accordance with the terms of the applicable lease or other agreement, (iv) for rent and other payments received from tenants under leases of all or any portion of the Security Property paid more than one month in advance, (v) for rents, issues, profits and revenues of all or any portion of the Security Property received or applicable to a period after any notice of default from Payee hereunder or under the Loan Documents in the event of any default by Maker hereunder or thereunder which are not either applied to the ordinary and necessary expenses of owning and operating the Security Property or paid to Payee, (vi) for waste committed on the Security Property, damage to the Security Property as a result of the intentional misconduct or gross negligence of Maker or any of its principals, officers or general partners, or any agent or employee of any such persons, or any removal of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Payee on account of such waste, damage or removal, (vii) for failure to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Mortgage or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant, and for failure to maintain the escrows for taxes and insurance required under the Mortgage, (viii) for all obligations and indemnities of Maker under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution in value of any Security Property) incurred by Payee as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations, (ix) for Maker's failure to obtain Payee's prior written consent to any voluntary transfer of the Security Property, to the full extent of any losses, damages and expenses of Payee on account thereof, and (x) for fraud or material misrepresentation by Maker or any of its principals, officers, or general partners, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of Maker, any principal, officer or partner of Maker, any indemnitor, to the full extent of any losses, damages and expenses of Payee on account thereof. References herein to particular sections of the Loan Documents shall be deemed references to such sections as affected by other provisions of the Loan Documents relating thereto. Nothing contained in this section shall (1) be deemed to be a release or impairment of the indebtedness evidenced by this Note or the other obligations of Maker under the Loan Documents or the lien of the Loan Documents upon the Security Property, or (2) preclude Payee from foreclosing the Loan Documents in case of any default or from enforcing any of the other rights of Payee except as stated in this section, or (3) limit or impair in any way whatsoever any indemnity (the
"Indemnity")   executed  and  delivered  in  connection  with  the  indebtedness evidenced by this Note or release, relieve, reduce, waive or impair in any way whatsoever, any obligation of any party to the Indemnity.

                         ARTICLE II - GENERAL PROVISIONS

         2.1 No Waiver. Nothing herein shall be deemed to be a waiver of any right which Payee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy

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Code to file a claim  for the  full  amount  of the  Debt  secured  by the  Loan
Documents or to require that all collateral shall continue to secure all of the Debt owing to Payee in accordance with this Note and the other Loan Documents.

         2.2 Authority of Maker. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and the other Loan Documents and that this Note and the other Loan Documents constitute legal, valid and binding obligations of Maker. Maker further represents that the loan evidenced by the Loan Documents was made for business or commercial purposes and not for personal, family or household use.

         2.3 Notices. All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner and be effective as specified in the Mortgage, directed to the parties at their respective addresses as provided therein.

         2.4 Assignment/Sale of Loan. Payee shall have the unrestricted right at any time or from time to time to sell this Note and the loan evidenced by this Note and the Loan Documents or participation interests therein. Maker shall execute, acknowledge and deliver any and all instruments requested by Payee to satisfy such purchasers or participants that the unpaid indebtedness evidenced by this Note is outstanding upon the terms and provisions set out in this Note and the other Loan Documents. To the extent, if any specified in such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such assignee(s) or participant(s) would have if they were the Payee hereunder.

         2.5 Usury Savings Clause. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this section shall control every other covenant and agreement in this Note and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note and the other Loan Documents, or if Payee's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Maker's and Payee's express intent that all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance and detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be

FIXED RATE NOTE
BANC ONE/TRICOM EXECUTIVE CENTER
FILE NO. 74129


DAL02:82975.3
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amortized,  prorated,  allocated  and  spread  throughout  the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum rate permitted under applicable law from time to time in effect and applicable to the indebtedness
evidenced  hereby  for  so  long  as  such  indebtedness   remains  outstanding.
Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         2.6 Governing Law; Jurisdiction. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE REAL PROPERTY ENCUMBERED BY THE MORTGAGE IS LOCATED (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE IN WHICH SUCH REAL PROPERTY IS LOCATED IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS NOTE.

         2.7 Waiver of Jury Trial. MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN PAYEE AND MAKER;
(B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

         2.8 Entire Agreement. THE PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN

FIXED RATE NOTE
BANC ONE/TRICOM EXECUTIVE CENTER
FILE NO. 74129


DAL02:82975.3
                                        9

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WRITING  SIGNED  BY THE  MAKER  AND  PAYEE.  THIS  NOTE AND ALL THE  OTHER  LOAN
DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

         Executed as of the day and year first above written.

                                     MAKER:
WITNESSES:
                                                     NHTC REAL ESTATE, INC.,
                                                     a Florida corporation
(Signature)

(Printed Name)                                       By:
                                                              Neal R. Heller
                                                              President
(Signature)

(Printed Name)


FIXED RATE NOTE
BANC ONE/TRICOM EXECUTIVE CENTER
FILE NO. 74129


DAL02:82975.3
                                       10

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         Pay  to  the  order  of  ____________________________________,  without recourse.




                                       By:
                                      Name:
                                     Title:



FIXED RATE NOTE
BANC ONE/TRICOM EXECUTIVE CENTER
FILE NO. 74129


DAL02:82975.3
                                       11